Exhibit 99.1

RAE Systems Inc.

(AMEX: RAE) Kaufman Bros.

2005, 8th Annual Investor Conference

Don Morgan, VP & CFO

Hazardous Environment Detection Solutions

Safe Harbor Statement

This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements.

Hazardous Environment Detection Solutions

Our Business

PRODUCTS

Detect toxic gases & radiological agents

SYSTEMS

Provide integrated & actionable threat information

Portable Rugged Battery operated

Wireless networks Remote monitoring / Web Integrated data (GPS, weather) Application-specific system SW

Hazardous Environment Detection Solutions

Markets

Industrial / Environmental Safety & Hygiene

Confined Space

Hazardous Waste

Oil & Gas

Environmental Monitoring

Homeland Security

Military

First Responders

Public Venue Protection

Port / Border Security

Hazardous Environment Detection Solutions

Customers

Purchase Drivers

Regulatory

Health & Safety

Security

Economic

Enterprise

Government

Hazardous Environment Detection Solutions

RAE Systems Business Segments

Portables

Integrated Wireless Systems

Components & Accessories

Services

Hazardous Environment Detection Solutions

Business Segment Mix—2004

Distribution

17%

Service

4%

Consumables

13%

Integrated Wireless Systems

18%

Portables

48%

Hazardous Environment Detection Solutions

Global Operations

Headquarters in Silicon Valley, USA

Cost-efficient infrastructure in China

Hazardous Environment Detection Solutions

Worldwide Presence

Beijing

Shanghai

San Jose, CA

Denmark

Benelux U.K. France Spain

Tokyo

Hong Kong

Singapore

Hazardous Environment Detection Solutions

Geographic Mix—2004

Europe

10%

Asia

25%

Americas

65%

Hazardous Environment Detection Solutions

Channels & Partnerships

Americas

Direct sales Distributors & reps

Asia

Direct sales through KLH in China HK sales office Distributors elsewhere

Europe

HQ in Denmark with pan-European direct sales staff Subsidiaries in U.K & France Direct presence in Middle East

OEM

Hazardous Environment Detection Solutions

Products, Technology & Applications

Hazardous Environment Detection Solutions

Hazard Detection Evolution

Past Present Future

Pervasive Sensing

(unmanned multiple sensors, wireless mesh network)

Area Monitoring

(manned multiple monitoring products, wireless point-to-point network)

Measurement

(instrument data)

Alarm

(detect & warn)

Personal Monitoring

Warn

Quantify &/or Identify

Interpret &/or Predict

Automate

Value-Add = Real-Time Decision Support

Hazardous Environment Detection Solutions

Technology & Products

Technology

Pervasive Sensing

(unmanned multiple sensors, mesh network)

Area Monitoring

(manned multiple monitoring products, point-to-point network)

Measurement

(instrument data)

Alarm

(detect & warn)

Personal Monitoring

Technical Complexity

Sensor Technology

Product

Integrated Systems

Wireless

Mesh

Point-to- Point

RAEWatch

AreaRAE

MultiRAE MiniRAE 2000 ppbRAE

ToxiRAE BadgeRAE

Hazardous Environment Detection Solutions

Sensor Technology

Speciation

Radiation

Infrared

Solid Polymer

Electro-chemical

Ion Mobility

Corona Discharge

Chemical Detection Tube

Combustible

A World leader in photo-ionization technology for detection of volatile organic compounds

(e.g. gasoline, benzene)

Photo-Ionization Detection (PID)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Hazardous Environment Detection Solutions

Intellectual Property

18 patents focused on chemical sensor technologies

9 years remaining on fundamental PID patents

Hazardous Environment Detection Solutions

Applications

Government

Environmental Agency

First Responders, Military

Enterprise

Pervasive Sensing

(unmanned multiple sensors, mesh network)

Area Monitoring

(manned multiple monitoring products, point-to-point network)

Measurement

(instrument data)

Alarm

(detect & warn)

Personal Monitoring

Hazardous material remediation/clean-up

Perimeter Monitoring

(nuclear plant, hazardous waste dump)

Incident command, venue security

Perimeter Monitoring

(embassy, military base)

Supply Chain

Industrial safety & security

(factory, refinery, confined space, IAQ, HAZMAT)

Perimeter Monitoring

(airport, factory, casino, hotel)

“Smart Building” IAQ

& Security

Supply Chain

Hazardous Environment Detection Solutions

Application Scenarios

Incident Command

Hazardous Environment Detection Solutions

Application Scenarios

Public Venue Security

Hazardous Environment Detection Solutions

Emerging Application Scenarios

Building Air Quality Monitoring

Sensor/RF Node

Network Interrogator

Hazardous Environment Detection Solutions

Emerging Application Scenarios

Perimeter Monitoring

Sensor/RF Node

Network Interrogator

Hazardous Environment Detection Solutions

Emerging Application Scenarios

Cargo Container Monitoring

Interior sensors monitor and communicate through the door lock sensor to the Network Access Point and onto the Satellite Communicator

Door lock sensor protects against intrusion and responds to RFID signals to transmit container log to RAE reader at portal on the dock

Sensor/RF Node Door Lock and RFID Network Access Point Satellite Communicator

Hazardous Environment Detection Solutions

Emerging Application Scenarios

Truck/Trailer Theft Prevention

Door Lock

Door Lock

Sensor/RF Node Network Interrogator Satellite Communicator

Hazardous Environment Detection Solutions

Markets & Growth Opportunities

Hazardous Environment Detection Solutions

Market Opportunity

United States Homeland Security Spending

$41.1 Billion

FY2006 budget request 7% Y/Y growth

U.S. Department of Homeland Security

United States Chemical Sensor Market Size

$2.8 Billion

8.5% projected growth per year through 2008

Freedonia report:

Chemical Sensors to 2008: Liquid, Gas & Biosensors

China Growth of Investment in Fixed Assets

(factories, equipment, property & infrastructure)

25.8%

in 2004

The Economist 27 Jan 2005

Hazardous Environment Detection Solutions

Market Drivers

Developing countries

Growing industrial infrastructure Increasing focus on human health & safety

Industrialized world

Terrorism & other safety concerns Environmental & industrial regulations

Hazardous Environment Detection Solutions

Competitive Environment

History: North American mining industry

COMPETITIVE

STRENGTHS

A technology leader in PID & emerging wireless systems

Strong brand

Broad product offering

Cost-efficient infrastructure in China

Hazardous Environment Detection Solutions

Emerging Market Potential

Personal Protection

Area Protection

Pervasive Sensing

Information Value

Real-time Decision Support

Millions

Unit Pricing $10,000 $500

$0.10

Thousands

Number of Sensors

Hazardous Environment Detection Solutions

Growth Strategy

Expand leadership position in emerging wireless sensor networks Enhance & defend portable product line Increase revenue in Europe & Asia Aggressively pursue rapidly growing safety market in China Selectively pursue strategic acquisitions & partnerships

Gain scale &/or address adjacent products & markets (accretive) Acquire complementary technologies

Hazardous Environment Detection Solutions

Financial Overview

Hazardous Environment Detection Solutions

Company History

KLH acquisition

Established operations in China

Moved to AMEX

$1.1M angel funding

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Company founded by Robert I. Chen (current CEO) & Peter Hsi (current CTO)

Sept. 11, 2001

Public via reverse merger $32 M secondary offering

Hazardous Environment Detection Solutions

Revenue Growth $50 $40 $30 $20 $10

1998 1999 2000 2001 2002 2003 2004

Annual Revenue in $M USD

CAGR 30% $9.4M $10.8M $18.4M $19.0M $21.8M $31.4M $45.5M

Hazardous Environment Detection Solutions

2005 Guidance

(*per July 2005 conference call)

2005 Sales Guidance -$55M to $60M*

Annual Revenue in $M USD $50 $40 $30 $20 $10

1998 1999 2000 2001 2002 2003 2004 2005E* $9.4M $10.8M $18.4M $19.0M $21.8M $31.4M $45.5M $55-60M (E)

Hazardous Environment Detection Solutions

Income Statement

2005 Comparison by Quarter

Expenses

Q1 2005 Q1 2004 Q2 2005 Q2 2004

Revenue $12.2 M $7.8 M $13.6 M $10.5 M

COGS $5.0 M $2.9 M $5.3 M $4.0 M

Gross Profit $7.2 M $4.9 M $8.3 M $6.5 M

Sales & Mktg $3.4 M $2.1 M $4.4 M $2.4 M

R&D $1.0 M $0.9 M $1.4 M $1.0 M

G&A $2.6 M $1.7 M $3.4 M $2.0 M

Loss on Lease $2.0 M

TOTAL $7.0 M $4.7 M $11.2 M $5.4 M

Net Income (Loss) $0.1 M $0.0 M $(1 .3)M $0.9 M

EPS $0.00/share $0.00/share $(0.02)/share $0.02/share

Hazardous Environment Detection Solutions

High-Leverage Business Model

Gross Margin 50%—60%

Pre-Tax Operating Income Target

10%—20%

Strong Balance Sheet

* As of June 30, 2005

Cash & Investments $30.0 M

Debt $1.7 M

Hazardous Environment Detection Solutions

Summary

RAE Systems Investment Proposition

Growing worldwide markets

Broad customer base & rapidly emerging applications

Sustainable technical advantages

Proprietary sensor technology

System know-how & domain knowledge

Growing consumables & service revenue

High-margin “annuity” business

Strong brand & worldwide market presence

Globally distributed infrastructure

Localized sales & support / cost-efficient manufacturing in China

Financial strength

Strong balance sheet

High-leverage business model

Access to capital

Hazardous Environment Detection Solutions